December 9, 2010

Supplement

SUPPLEMENT DATED DECEMBER 9, 2010 TO THE PROSPECTUS OF
MORGAN STANLEY GLOBAL STRATEGIST FUND
Dated November 30, 2010

The Board of Trustees of the Morgan Stanley Global Strategist Fund (the "Fund") approved a change to the Fund's policy relating to distributions of net investment income. Net investment income, if any, will be distributed on an annual basis rather than a quarterly basis. Accordingly, the third sentence of the second paragraph in the section of the Prospectus titled "Distributions" is hereby deleted and replaced with the following:

Normally, income dividends are distributed to shareholders annually.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SRTSPT 12/10